UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2024

VERADIGM INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart
Chicago, Illinois		60654
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 334-8534

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MDRX	N/A (OTC Expert Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 26, 2024, Veradigm Inc. (the “Company”) entered into a Stockholder Agreement (the “Stockholder Agreement”) with Charles Myers (“Myers”) and Jessica Myers (together with Myers, the “Myers Parties”).

Subject to the terms of the Stockholder Agreement, Myers shall serve as a board observer, with the right to attend all meetings of the Company’s board of directors (the “Board”) and Board committees held prior to the Termination Date (as defined below) and receive copies of all documents and other materials provided to the Board in connection with such meetings, in each case, with certain exceptions including if such attendance or receipt of such documents or other materials would reasonably be expected to adversely affect the attorney-client privilege between the Company and its counsel or create or relate to a conflict of interest involving either of the Myers Parties. In addition, the Stockholder Agreement provides that if, prior to the Termination Date, the Board determines to appoint any additional directors, the Board will consider Myers as a candidate for the Board.

Under the Stockholder Agreement, until the Termination Date, the Myers Parties are subject to certain standstill restrictions, including prohibitions on, directly or indirectly:

•	soliciting proxies from the Company’s stockholders;

•	making stockholder proposals or Board changes;

•	acting alone or in concert with others to seek to control or influence the management, strategies, governance or policies of the Company;

•

forming any “group” under Section 13 under the Securities Exchange Act of 1934, as amended, with respect to any shares of Company common stock or otherwise supporting, encouraging or participating in any effort by a third party with respect to the matters set forth above;

•	making any books and records demand against the Company; or

•

making public statements or any private statements to any third party with respect to (a) any of the foregoing, (b) any extraordinary transaction involving the Company (other than statements with respect to any such transaction publicly announced by the Company in accordance with the Board’s recommendation or with respect to how the Myers Parties intend to vote their shares of Company common stock with respect to such transaction), (c) publicly proposing or privately proposing to any third party any extraordinary transaction involving the Company or (d) any intent, purpose, plan or proposal with respect to the Company or any of the Company’s securities.

Notwithstanding the foregoing, if the Company holds or schedules an annual meeting of stockholders for which the deadline for nomination notices occurs on or prior to the Termination Date, Myers may submit a nomination notice with respect to himself. If he submits such a nomination notice, notifies the Board or the Secretary of his intention to submit such a nomination notice or fails to confirm that he has no intention to submit such a nomination notice within a specified time period following a request from the Company, Myers’s right to serve as a board observer will terminate, and, beginning at the time specified in the Stockholder Agreement, he may make public or private statements or otherwise solicit proxies in support of his election as a director.

Until the Termination Date, each party to the Stockholder Agreement has (a) committed not to make any public statement or private statement to a third party that criticizes or disparages the other party, its subsidiaries, its business or its current or former directors, officers or employees (in each case, in their capacity as such), subject to certain customary exceptions, and (b) undertaken not to sue the other party except to remedy a breach of the Stockholder Agreement or the Confidentiality Agreement (as defined below).

The Stockholder Agreement will terminate on the earliest of (a) the date on which a change of control of the Company is consummated, (b) the later of (i) January 26, 2025 and (ii) the date on which the Company becomes current in its U.S. Securities Exchange Commission financial reporting obligations and (c) July 26, 2025 (such earliest date, the “Termination Date”). Additionally, certain obligations will terminate in customary circumstances involving a breach of the Stockholder Agreement or the Confidentiality Agreement. Further, Myers’s right to serve as a board observer will terminate if the Myers Parties on any date cease to beneficially own at least 3,000,000 shares of Company common stock (subject to adjustment for stock splits, reclassifications, combinations and similar adjustments).

Concurrently with the execution of the Stockholder Agreement, Myers and the Company also entered into a confidentiality agreement (the “Confidentiality Agreement”) with customary obligations to keep information furnished to Myers by or on behalf of the Company, its affiliates or representatives or obtained by Myers through discussions with employees, board members or other representatives of the Company or its affiliates strictly confidential from the date of the Stockholder Agreement through the second anniversary of the date on which Myers ceases to be a board observer, subject to customary exceptions. Pursuant to the terms of the Confidentiality Agreement, Myers has agreed not to use any Confidential Information (as defined in the Confidentiality Agreement) other than for purposes of serving as a board observer and for evaluating his investment in the Company.

The foregoing description of the Stockholder Agreement is qualified in its entirety by reference to the full text thereof, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1+	Stockholder Agreement, dated as of July 26, 2024, by and among Veradigm Inc., Charles Myers and Jessica Myers

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERADIGM INC.

Date: July 29, 2024	By:	/s/ Eric Jacobson
	Name:	Eric Jacobson
	Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary